                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                    MAY 1997
                             PAYMENT June 16, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                 CUSIP#                393534AA0
                                 Trust Account #       33-31829-0
                                 Distribution Date:    June 16, 1997

Securitized Net Interest Margin Certificates                            Per $1,000
--------------------------------------------                             Original
                                                                        ----------
1.   Amount Available                             4,809,188.51

Interest

2.   Aggregate Interest                           1,454,283.29          2.86276238

3.   Amount Applied to:
     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest             1,454,283.29

5.   Monthly Interest

Principal

6.   Current month's principal
     distribution                                 3,354,905.22          6.60414413

7.   Remaining outstanding principal
     balance                                    249,563,927.18         491.2675732
     Pool Factor                                     .49126757

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                361,984,411.58**


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                    MAY 1997
                             PAYMENT June 16, 1997
               6.90% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2


                                 CUSIP#                393534AA0
                                 Trust Account #       33-31829-0
                                 Distribution Date:    June 16, 1997


Securitized Net Interest Margin                                   Per $1,000
-------------------------------                                   Original
Certificates                                                      ----------
------------
9.   Aggregate amount on deposit in
     reserve funds:
     (i)   attributable to the Residual
           Assets                              75,493,883.33

     (ii)  attributable to this
           securitization                      23,747,494.59

10.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial Corp.                            3,146,368.33

11.  Weighted average CPR                              13.46%

12.  Weighted average CDR                               2.60%

13.  Annualized net loss percentage                     1.32%

14.  Delinquency    30-59 day                            .73%
                    60-89 day                           0.21%
                    90+ day                             0.42%
                    Total 30+                           1.36%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-A
MAY 1997
PAYMENT June 16, 1997

                                    Fee Assets
                ---------------------------------------------------------------------
                 Guarantee         GNMA      Excess         Inside         Fee Asset
                    Fees          Excess  Servicing          Refi            Total
                -----------       -----------------       ----------     ------------

MaHCS 1987-A      16,129.71                   6,407.93        477.02        23,014.66
MaHCS 1987-B      44,006.85                  16,659.46           .00        60,666.31
MLMI 1987B        27,814.87                   4,345.06        725.27        32,885.20
MLMI 1987C        40,967.01                   7,739.95        624.49        49,331.45
MLMI 1988E        44,305.29                   7,600.45      2,998.03        54,903.77
 MLMI 1988H                                   7,575.11                       7,575.11
 MLMI 1988Q                                  11,600.93                      11,600.93
 MLMI 1988X                                   8,975.01                       8,975.01
 MLMI 1989B                                   5,263.12                       5,263.12
 MLMI 1989D                                  10,689.07                      10,689.07
 MLMI 1989F       50,741.50                  15,134.27      4,833.73        70,709.50
 MLMI 1989H       39,145.47                  13,265.22        923.27        53,333.96
 MLMI 1990B       30,694.55                   8,651.62      2,371.28        41,717.45
 MLMI 1990D                                   4,515.92      1,005.05         5,520.97
 MLMI 1990G       14,069.00                  15,307.10      2,737.29        32,113.39
 MLMI 1990I
 MLMI 1991B                                  11,443.77                      11,443.77
 MLMI 1991D
 MLMI 1991G                                  23,394.74                      23,394.74
 MLMI 1991I                                  24,837.31                      24,837.31
 MLMI 1992B                                  80,880.84                      80,880.84
 MLMI 1992D                                  42,325.52                      42,325.52
 GTFC 1992-1     157,629.56                  52,521.44     30,422.96       240,573.96
 GTFC 1992-2      75,808.70                  64,656.56      8,756.30       149,221.56
 GTFC 1993-1     252,634.45                  58,827.69     11,854.18       323,316.32
 GTFC 1993-2     244,328.01                 113,813.85     14,699.82       372,841.68
 GTFC 1993-3     556,648.01                 173,570.96     39,720.43       769,939.40
 GTFC 1993-4                                199,354.37                     199,354.37
-------------------------------------------------------------------------------------
Conventional   1,594,922.98                 989,357.27    122,149.12     2,706,429.37


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                    MAY 1997
                             PAYMENT June 16, 1997

   GNMA Servicing Fees                        2,086,291.03        50,221.15      2,136,512.18
   FHA Payment                                 (779,950.32)                       (779,950.32)
   Servicing                                   (380,045.86)                       (380,045,86)
   Prepayment shortfalls                        (95,594.39)                        (95,594.39)
   Liquidation Losses                          (139,942.01)                       (139,942.01)
                                              ------------------------------------------------
  GNMA                                          690,758.45        50,221.15        740,979.60

Total amount of Guarantee Fees, GNMA Excess Spread, Excess
  Servicing Fees, and Inside Refinance Payments                                               3,447,408.97

Payment on Finance 1 Note                                                                     3,447,408.97

Allocable to Interest (current)                                                                 670,622.64

Allocable to accrued but unpaid Interest                                                               .00

Accrued and unpaid Trustee Fees                                                                        .00

Allocable to Principal                                                                        2,776,786.33

Finance 1 Note Principal Balance                                                            113,853,238.70


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-A
                                    MAY 1997
                             PAYMENT June 16, 1997

                               Inside
                  Residual      Refi           Total
                 ----------   ---------    --------------
MaHCS 1987-A            .00                           .00
MaHCS 1987-B            .00                           .00
MLMI 1987B              .00                           .00
MLMI 1987C              .00                           .00
MLMI 1988E              .00                           .00
MLMI 1988H        18,892.57        595.47       19,488.04
MLMI 1988Q        15,802.24      1,562.26       17,364.50
MLMI 1988x         4,808.12      1,540.18        6,348.30
MLMI 1989B         1,735.71           .00        1,735.71
MLMI 1989D              .00      1,437.20        1,437.20
MLMI 1989F              .00                           .00
MLMI 1989H              .00                           .00
MLMI 1990B              .00                           .00
MLMI 1990D              .00                           .00
MLMI 1990G              .00                           .00
MLMI 1990I              .00      7,031.41        7,031.41
MLMI 1991B       111,931.49      1,807.80      113,739.29
MLMI 1991D                       5,286.90        5,286.90
MLMI 1991G       168,412.34     16,342.01      184,754.35
MLMI 1991I        52,334.69     24,863.56       77,198.25
MLMI 1992B       384,001.51     74,192.24      458,193.75
MLMI 1992D        96,545.70     33,299.79      129,845.49
GTFC 1992-1             .00                           .00
GTFC 1992-2             .00                           .00
GTFC 1993-1             .00                           .00
GTFC 1993-2             .00                           .00
GTFC 1993-3             .00                           .00
GTFC 1993-4      324,718.26     14,638.09      339,356.35
               ------------    ----------    ------------
               1,179,182.63    182,596.91    1,361,779.54

Total Residual and Inside
 Refinance Payments                          1,361,779.54
                                             ------------